Exhibit 10.2

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of November __, 2023, is entered into by and between HNR Acquisition Corp, a Delaware corporation (the “Company”) and ___________________(the “Holder”). As used herein, the term “Parties” shall be used to refer to the Company and Holder jointly.

RECITALS:

A. Holder is in possession of an Promissory Note dated ___________, attached hereto as Exhibit A (the “Note”) in the principal amount of $____ and $_____ of interest accumulated thereon as of the date hereof, for a total of balance of $_____________ .

B. The Parties desire to exchange the full amounts due under the Note for ________ shares of common stock of the Company, par value $0.0001 per share, at a price per share equal to $5.00 per share (the “Exchange Shares”).

C. The Holder warrants and represents that it is sophisticated and experienced in acquiring the securities of small public companies that has allowed it to evaluate the risks and uncertainties involved in acquiring said securities and thereby make an informed investment decision.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.00 Exchange of Note. The Parties agree that, in consideration of the surrender and termination of the Note, the Company shall issue to the Holder, and the Holder shall acquire from the Company, the Exchange Shares.

2.00 Piggyback Registration Rights.

2.01 Piggyback Registration Rights. The Company will notify the Holder in writing at least thirty (30) days prior to filing any registration statement under the Securities Act of 1933, as amended (the “Securities Act”) for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any demand or Form S-3 registration or to any employee benefit plan or a corporate reorganization) and will afford the Holder an opportunity to include in such registration statement all or any part of the Exchange Shares then held by the Holder. The Holder, if they desire to include in any such registration statement all or any part of the Exchange Shares held by the Holder will, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice will inform the Company of the number of Exchange Shares such Holder wishes to include in such registration statement. If the Holder decides not to include all of its Exchange Shares in any registration statement thereafter filed by the Company, such Holder will nevertheless continue to have the right to include any Exchange Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

2.02 Underwriting. If a registration statement under which the Company gives notice under Section 2.01 is for an underwritten offering, then the Company will so advise the Holder. In such event, the right of any of the Holder’s Exchange Shares to be included in a registration pursuant to Section 2.01 will be conditioned the such Holder’s participation in such underwriting and the inclusion of the Holder’s Exchange Shares in the underwriting to the extent provided herein. The Holder, if proposing to distribute their Exchange Shares through such underwriting, will enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Exchange Shares) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting will be allocated, first, to the Company, and second, to the Holder, if requesting inclusion of their Exchange Shares in such registration statement. If the Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Exchange Shares excluded or withdrawn from such underwriting will be excluded and withdrawn from the registration.

2.03 Furnish Information. It will be a condition precedent to the obligations of the Company to take any action pursuant to Section this Section 2.00 hereof that the Holder will furnish to the Company such information regarding themselves, the Exchange Shares held by them and the intended method of disposition of such securities as will be required to timely effect the registration of their Exchange Shares.

2.04 Delay of Registration. The Holder will have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.00.

3.00 Representations of the Company. The Company hereby represents and warrants to the Holder that:

3.01 Organization and Corporate Power. The Company is a corporation, which is duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company has all requisite power and authority and all material licenses, permits and authorizations necessary to own and operate its properties and to carry on its business as now conducted and presently proposed to be conducted, and all requisite power and authority to carry out the transactions contemplated by this Agreement.

3.02 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) any agreement, indenture or instrument to which the Company is a party, or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

3.03 Title to Exchange Shares. Upon issuance in accordance with the terms hereof, the Holder will have or receive good title to the Exchange Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and other agreements to which the Exchange Shares may be subject which have been notified to the Holder in writing, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Holder.

3.04 No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions contemplated by this Agreement or seeks to recover damages or to obtain other relief in connection with such transactions.

4.00 Representations of the Holder. As a material inducement to the Company to enter into this Agreement, the Holder hereby represents and warrants to the Company and agrees with the Company as follows:

4.01 No Government Recommendation or Approval. The Holder understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Exchange Shares.

4.02 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Holder of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of Holder, if applicable, (ii) any agreement, indenture or instrument to which Holder is a party or (iii) any law, statute, rule or regulation to which Holder is subject, or any agreement, order, judgment or decree to which Holder is subject.

4.03 Organization and Authority. The Holder possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by Holder, this Agreement is a legal, valid and binding agreement Holder, enforceable against Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.04 Experience, Financial Capability and Suitability. Holder is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchange Shares and (ii) able to bear the economic risk of its investment in the Exchange Shares for an indefinite period of time because the Exchange Shares have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Holder must bear the economic risk of this investment until the Exchange Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. Holder is able to bear the economic risks of an investment in the Exchange Shares and to afford a complete loss of such Holder’s investment in the Exchange Shares.

4.05 Accredited Investor. Holder represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

4.06 Investment Purposes. Holder is acquiring the Exchange Shares solely for investment purposes, for Holder’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. Holder did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

4.07 Restrictions on Transfer. Holder understands the Exchange Shares are being offered and issued in a transaction not involving a public offering within the meaning of the Securities Act (including, without limitation, Section 4(a)(2) and/or Regulation 506(b)). Holder understands the Exchange Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and Holder understands that the certificates or book-entries representing the Exchange Shares will contain a legend in respect of such restrictions. If in the future Holder decides to offer, resell, pledge or otherwise transfer the Exchange Shares, such Exchange Shares may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. Holder agrees that if any transfer of its Exchange Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Holder may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, Holder agrees not to resell the Exchange Shares.

4.08 No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Holder in connection with the transactions contemplated by this Agreement.

4.09 No Bad Actor. Holder hereby represents that none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”) is applicable to Holder or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Holder hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to Holder or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this paragraph, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Holder’s securities for purposes of Rule 506(d) of the Act.

4.10 Anti-Terrorism. Holder is not an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (“Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC, such Persons, “Specially Designated Nationals and Blocked Persons”) or otherwise. Neither Holder nor any Person who owns an interest in Holder is a Person with whom a U.S. Person, including a United States financial institution as defined in 31 U.S.C. 5312, as periodically amended, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

4.11 Accredited Investor Verification. Upon request by the Company, Holder shall deliver to the Company a letter from its legal counsel verifying its status as an accredited investor as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and such letter to be made in a form acceptable to the Company and its counsel.

4.12 Sophistication. The Holder warrants and represents that it is sophisticated and experienced in acquiring the securities of small public companies that has allowed it to evaluate the risks and uncertainties involved in acquiring said securities and thereby make an informed investment decision.

5.00 Restrictions on Transfer.

5.01 Securities Law Restrictions. Holder agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Exchange Shares unless, prior thereto (a) such Holder received prior written consent of the Company, (b) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Exchange Shares proposed to be transferred shall then be effective or (c) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.02 Restrictive Legends. Any certificates representing the Securities shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

6.00 Miscellaneous.

6.01 Counterparts. This Agreement may be executed in two or more counterparts and by facsimile signature, delivery of PDF images of executed signature pages by email or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

6.02 Effect of Invalidity. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Parties or the practical realization of the benefits that would otherwise be conferred upon the Parties. The Parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

6.03 Matter of Further Assurances & Cooperation. The Holder and the Company hereby agree and the Company further agrees that it shall provide further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement without unreasonable delay and in no event later than one (1) business after it receives any reasonable written request from the Holder.

6.04 Successors. The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnitees of each of the Parties to this Agreement; provided, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either Party without the prior written consent of the other Party.

6.05 Integration. This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the parties and supersedes and replaces all prior negotiations and agreements of the Parties, whether written or unwritten with the exception of the Company's profit-sharing plan and any agreements related thereto.

6.06 Severance. If any provision of this Agreement is held to be illegal or invalid by a court of competent jurisdiction, such provision shall be deemed to be severed and deleted; and neither such provision, nor its severance and deletion, shall affect the validity of the remaining provisions.

6.07 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

6.08 Consent to Jurisdiction. Each of the Company and the Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

FOR THE COMPANY:

HNR ACQUISITION CORP

By:
Name:
Title:

FOR THE HOLDER:

By:
Name:
Title:

Signature Page to Exchange Agreement